UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2020

ZW Data Action Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 South Min Zhuang Road Haidian District, Beijing, PRC 100195
(Address of Principal Executive Offices and Zip Code) +86-10-60846616

Registrant’s telephone number, including area code:

ChinaNet Online Holdings, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CNET	Nasdaq Capital Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 14, 2020, the registrant (“we,” “our,” or the “Company”) changed its corporate name from ChinaNet Online Holdings, Inc. to ZW Data Action Technologies Inc.. As previously reported, our shareholders approved the name change as part of the Company’s annual shareholder meeting held on October 12, 2020. The Company filed the Certificate of Amendment to Articles of Incorporation (the “Certificate of Amendment”) effecting the name change with the Secretary of State of the State of Nevada on October 13, 2020.

In connection with the name change, our common stock will also begin being traded under a new CUSIP number, 98880R109, at such time. The Nasdaq ticker symbol of our common stock remains unchanged. Following the name change, the stock certificates, which reflect our prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent.

A copy of the Certificate of Amendment we filed with the Secretary of State of the State of Nevada is being filed herewith as Exhibit 3.1.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On October 14, 2020, we issued a press release announcing the name change. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
3.1	Certificate of Amendment to Articles of Incorporation
99.1	Press Release dated October 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2020	ZW Data Action Technologies Inc.

By: /s/ Cheng Handong
Name: Cheng Handong
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation
99.1	Press Release dated October 14, 2020.